Exhibit 24.1

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of February, 2000.

                                     /s/ Roger G Ackerman
                                     ------------------------
                                          Roger G. Ackerman

                                    -II-18-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of February, 2000.

                                     /s/ Robert Barker
                                     ----------------------
                                          Robert Barker


                                    -II-19-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 2000.

                                     /s/ John Seely Brown
                                     -----------------------
                                          John Seely Brown


                                    -II-20-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 2000.

                                     /s/ John H. Foster
                                     ----------------------
                                          John H. Foster


                                    -II-21-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of February, 2000.

                                     /s/ Norman E. Garrity
                                     ------------------------
                                          Norman E. Garrity

                                    -II-22-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of February, 2000.

                                     /s/ Gordon Gund
                                     -------------------
                                          Gordon Gund

                                    -II-23-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of February, 2000.

                                     /s/ John M. Hennessy
                                     ------------------------
                                          John M. Hennessy

                                    -II-24-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 16th day of February, 2000.

                                     /s/ James R. Houghton
                                     ------------------------
                                          James R. Houghton



                                    -II-25-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of February, 2000.

                                     /s/ John W. Loose
                                     ---------------------
                                          John W. Loose

                                    -II-26-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of February, 2000.

                                     /s/ James J. O'Connor
                                     -----------------------
                                          James J. O'Connor

                                    -II-27-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed these presents this 16th day of February, 2000.

                                     /s/ Catherine A. Rein
                                     ------------------------
                                          Catherine A. Rein

                                    -II-28-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed these presents this 15th day of February, 2000.

                                     /s/ Deborah D. Rieman
                                     ------------------------
                                          Deborah D. Rieman


                                    -II-29-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed these presents this 22nd day of February, 2000.

                                     /s/ H. Onno Ruding
                                     ----------------------
                                          H. Onno Ruding

                                    -II-30-

                              CORNING INCORPORATED

                                POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 14,000,000 shares of its Common Stock offered, issued, exchanged or sold by Corning Incorporated in connection with its acquisition of the capital stock of NetOptix Corporation, a Delaware corporation; the exercise of options to purchase shares of the Common Stock of Corning Incorporated (which options may be offered in substitution for options held by certain employees of NetOptix Corporation to purchase shares of the capital stock of NetOptix Corporation), and the conversion of any convertible securities of NetOptix Corporation, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registrations Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed these presents this 15th day of February, 2000.

                                     /s/ William D. Smithburg
                                     -------------------------
                                          William D. Smithburg


                                    -II-31-